UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 13, 2005
(Date of Earliest Event Reported): January 13, 2005

SYMYX TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-27765 (Commission File Number)	77-0397908 (IRS Employer Identification No.)

3100 Central Expressway Santa Clara, California (Address of Principal Executive Offices)	95051 (Zip Code)

(408) 764-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On January 13, 2005, Symyx Technologies, Inc. issued a press release giving revenue, earnings and certain other financial guidance pertaining to 2005 and announcing that the Chairman and Chief Executive Officer of Symyx Technologies, Inc. will present this and certain other information at the 23rd Annual JPMorgan Healthcare Conference on January 13, 2005. A copy of the January 13, 2005 press release is included as Exhibit 99.1 hereto.

     The information in this report under Item 8.01 (including Exhibit 99.1) is being furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated January 13, 2005, issued by Symyx Technologies, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMYX TECHNOLOGIES, INC. (Registrant)
Date: January 13, 2005	By:	/s/ Steven D. Goldby
Steven D. Goldby
Chairman of the Board, Chief Executive Officer (Principal Executive Officer)

Date: January 13, 2005	By:	/s/ Jeryl L. Hilleman
Jeryl L. Hilleman
Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated January 13, 2005, issued by Symyx Technologies, Inc.